Flexible Premium Deferred Variable Annuity Application
Allstate Life Insurance Company of New York, Farmingville, NY
Service Address: PO Box 94038  Palatine, IL 60094-4038  1-800-833-0194

1. OWNER INFORMATION
Name Last First Middle
Address Street Apt. #
City State Zip
Social Security/Tax ID#
Birth Date Month Day Year Sex
Phone #s ( ) Day ( ) Night

2. JOINT OWNER INFORMATION, If Applicable
Name Last First Middle
Relationship to Owner
Address Street Apt. #
City State Zip
Social Security/Tax ID#
Birth Date Month Day Year Sex
Phone #s ( ) Day ( ) Night

3. ANNUITANT INFORMATION, If Other Than Owner
Name Last First Middle
Address Street Apt. #
City State Zip
Social Security/Tax ID#
Birth Date Month Day Year Sex

4. BENEFICIARY DESIGNATION Name Last First Middle Relationship to Owner % Name Last First Middle Relationship to Owner % Name Last First Middle Relationship to Owner %

5. AMOUNT AND ALLOCATION OF PAYMENT
_ Check payable to "Allstate Life of New York" is enclosed in the amount of $ ______________ (minimum investment of $2,500; $2,000 for qualified business). _ Payable by exchange of Scudder fund shares.
_ Payable by 1035 Exchange from another policy.
_ Payable by transfer or rollover from IRA or Qualified Plan.
Please allocate the above amount in $ or whole %'s to the Investment Alternatives specified below:
_ Scudder Money Market ____________
_ Scudder Bond ____________ _ Scudder Capital Growth ____________ _ Scudder Balanced ____________ _ Scudder Growth and Income ____________ _ Scudder International ____________ _ Scudder Global Discovery ____________ _ Scudder Large Company Growth ____________ _ Scudder Small Company Growth ____________ Fixed Account _ 1 Year Guarantee Period ____________
_ Dollar Cost Averaging (DCA) Account ____________ (Please allocate DCA on next page) Total 100% _ Enhanced Death Benefit Option (Annual .10% charge)

6. QUALIFIED PLAN
_ Yes _ No ( If yes, complete the following) _ Traditional IRA _ Roth IRA _ Other____________
_ Rollover _ Transfer _ Contribution $_________ Contribution Year________


7. DOLLAR COST AVERAGING (DCA) ACCOUNT (1 YEAR)
Money will be transferred in equal monthly installments for _________ (1-12) months. Please allocate the Dollar Cost Averaging
Account amount to the Investment Alternatives specified below: _ Scudder Money Market ________________% _ Scudder International ________________% _ Scudder
Bond  ________________%  _ Scudder Global Discovery  ________________% _ Scudder
Balanced  ________________%  _ Scudder Large Company Growth  ________________% _
Scudder Growth and Income ________________% _ Scudder Small Company Growth ________________% _ Scudder Capital Growth ________________% Total 100%

8. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE OR ANNUITY? _ No _ Yes
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Company,  amount, type of policy and policy number and date Special Instructions
For Company Use Only
To your knowledge and belief, will replacement of life insurance or annuities be involved? _ Yes _ No The above answer and statement are true and complete to the best of my knowledge and belief.
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Agent's Name (please print) Agent's Signature

9. SIGNATURES
If Allstate Life Insurance Company of New York ("Allstate Life of New York") declines this application, Allstate Life of New York will have no liability except to return the purchase payments.
I understand that annuity values and income payments based on the investment experience of a variable account are variable and
are not guaranteed as to dollar amount.
I have received a current prospectus for this variable annuity and have read the
above    statements.    Date    at    _________________________________     this
________________________ day of __________________, 19 ________.
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Owner's Signature Joint Owner's Signature (if applicable)

NYLR301                                                             HANY-129